UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2022
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 5, 2022, Halozyme Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 137,772,750 shares of the Company's common stock outstanding as of the record date, 127,251,460 shares were represented at the annual meeting.
The stockholders considered three proposals at the meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2022. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Election of three Class III directors to hold office for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Names	Votes For	Votes Against	Abstain	Broker Non-Votes
Jeffrey W. Henderson	110,983,960	3,917,902	86,787	12,262,811
Connie L. Matsui	104,769,877	9,727,808	490,964	12,262,811
Helen I. Torley	114,703,295	208,526	76,828	12,262,811
Each of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.
Proposal 2: The advisory vote on the compensation of the Company's named executive officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
110,559,045	4,295,540	134,064	12,262,811
The foregoing proposal was approved.
Proposal 3: The vote on a proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
126,668,977	510,101	72,382	—
The foregoing proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 6, 2022	By:	/s/ Mark Snyder

	Name:	Mark Snyder
	Title:	Senior Vice President, General Counsel and Corporate Secretary